EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Nano Labs Corp. for fiscal year ended June 30, 2014, I, Bernardo Camacho Chavarria, Chief Executive Officer (Principal Executive Officer/Principal Financial Officer) and Chief Financial Officer (Principal Financial Officer) of Nano Labs Corp. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Annual Report on Form 10-K for fiscal year ending June 30, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Annual Report on Form 10-K for fiscal year ending  June 30, 2014 fairly presents, in all material respects, the financial condition and results of operations of Nano Labs Corp.

Date: October 31, 2014	By:	/s/ Bernardo Camacho Chavarria
Bernardo Camacho Chavarria
President/Chief Executive Officer (Principal Executive Officer/Principal Financial Officer)

Date: October 31, 2014	By:	/s/ Bernardo Camacho Chavarria
Bernardo Camacho Chavarria
Chief Financial Officer (Principal Financial Officer)